Exhibit 99.1

Sandler O’Neill East Coast Financial Services Conference November 14 – 16, 2012

David H. Gonci Investor Relations Officer dgonci@berkshirebank.com 413-281-1973 Michael P. Daly President and CEO mdaly@berkshirebank.com 413-236-3194 1

Berkshire Hills Bancorp Regional bank with nearly $5.5 billion in assets 73 full service branches in four states: MA, NY, CT and VT Ten commercial and residential lending offices in central/eastern Massachusetts Retail and commercial banking, insurance, and wealth management 2 Presence in high value, strong markets – I-90 and I-91 Experienced/energetic management team Market cap approaching $600 million Strong revenue and earnings growth Quality balance sheet Distinctive brand and culture

Creating Shareholder Value Financial Drivers Organic Revenue Growth Core Return on Equity Core EPS Growth Human Capital Team and Culture Process and Infrastructure 3 Market Dynamics Regional Presence Competitive Positioning Fee Businesses Mortgage Banking Insurance Wealth Management Disciplined M&A Navigating the Business Landscape Why Invest in Berkshire Hills

Organic Growth Positioning Western New England (Berkshire County/Vermont) – Top market share; stable markets; higher margins New York (Albany and Central NY) – Solid regional share; growing markets; strong de novo growth Hartford/Springfield – Solid regional share; central location; market opportunity Eastern Massachusetts – Growing regional segments; growing markets; market opportunity 4 Cumulative Organic Growth (%) Deposits Loans

Revenue Growth 20%+ Total Annual Growth From Multiple Strategies 5 Quarterly Revenue ($ million) Note: Revenue in 11Q3 excludes $2 million non-core gain on Legacy stock. Growth includes organic, de novo, product, and M&A strategies Growth results from spread income and fee income 12% increase in revenue per share to nearly $9.00 annualized

Increased Return on Equity Core Return on Equity Core ROE (Percent) 6 Key metric for performance goals Target of 10% plus Nearing 9% when Beacon integrated 15% investment benchmark Component of management compensation

Managing Equity for Strength and Return Core Return on Tangible Equity Tangible Common Equity / Assets Tangible Common Equity/Assets (Percent) Percent 7 Note: Core return on tangible equity is core income before intangible amortization divided by tangible equity.

Performance Improvement Greater Efficiency Efficiency Ratio (Percent) 8 57% Core Return on Assets Core ROA (Basis Points)

Core EPS Growth 20%+ Total Annual Growth, Positive Operating Leverage 9 Core EPS (cents) 52¢ 24 cent (85%) increase in quarterly core EPS over two years 7 cents was projected due to M&A quarterly benefit (before Beacon) Benefits from revenue growth, efficiencies, multiple earnings levers Component of management compensation

Human Capital – Team and Culture Team recruitment Building senior and middle management Brand and culture AMEBU (America’s Most Exciting Bank University) Performance management – results and behaviors Scorecards and stack ranking Compensation – rewarding performers Predictive Index and 360s 10 “If you don’t get the people process right, you will never fulfill the potential of your business.” Larry Bossidy, Execution

Process & Infrastructure Core systems conversion Benefits - efficiency, product capabilities, service delivery, integration, and scalability Six Sigma process improvement Leveraging core systems conversion Business line best practices Lean Six Sigma Fee business integration Acquisition integration Regional headquarters 11

Regional Presence 12 Berkshire County/Vermont, New York, Hartford/Springfield New lending offices in central and eastern Massachusetts Berkshire branches in green; Berkshire lending offices in blue

13 Market Strengths – New England and Central/Eastern NY Held up better than most regions during recession Less of a bubble developed prior to recession Diversified economy with strong services and technology drivers Ongoing economic growth – latest Fed Beige Book Market positioning opportunity for Berkshire Handful of national competitors with major focus elsewhere Many small community banks without comparable resources Berkshire is centrally positioned with strong resources and responsiveness Growth areas within market Central/eastern Massachusetts Albany Hartford

Fee Business – Mortgage Banking 14 Eight lending offices in Eastern Massachusetts Current annualized originations run rate over $1 billion Exclusive endorsement – Massachusetts Teachers Association Integration and insurance cross sales Strong margins in current environment Spreading best practices across the franchise

Fee Business - Insurance Personal and commercial full service, with increasing commercial share Enhancing commercial financial services products Taking advantage of firming conditions Opportunities for expansion in regions Leveraging across distribution networks Acquisition opportunities in regional markets 15

Fee Business - Wealth Management Over $1 billion in assets under management Emphasizing financial planning services Focus on pricing strategy and value proposition Uniform product and service delivery Leveraging across distribution networks Acquisition opportunities in regional markets 16

M & A Disciplines Earnings accretion goals Manage tangible book value dilution ROE Targets Reasonable cost save objectives Modest reliance on revenue synergies Understanding purchase accounting impact Balancing cash/stock mix for capital impact Improving financial and demographic metrics 17 Note: See discussion on non-GAAP financial measures at end of presentation.

Recent M & A History 18 PRO FORMA FINANCIAL DATA WITH MERGERS Pre Mergers With Mergers ($ millions except per share and branch data) 12/31/10 9/30/12 Assets $ 2,881 $ 5,486 Loans 2,142 3,983 Intangible assets 173 286 Deposits 2,204 4,031 Stockholders' equity 389 652 Shares outstanding (thousands) 14,076 24,912 Tangible equity/tangible assets 8.0% 7.0% Quarterly Core Revenue Run Rate 28 58 Quarterly Core EPS Run Rate $ 0.28 $ 0.56 Branch offices 42 73 COMBINED MERGER TRANSACTION DATA Price/tangible book value 115% Tang book value/share dilution $ 2.85 Core EPS accretion $ 0.45 TBV accretion (w/amortization) $ 0.63 TBV payback from deal accretion (years) 4.5 TBV payback from total core operations (years) 1.2 Note: Combined merger data includes Rome, Legacy, CBT and Beacon. Combined merger data is based on Beacon pro forma adjustments in SEC filings. Revenue and EPS run rates based on most recent quarter with Beacon estimates fully integrated. Pricing metrics compare favorably in the Northeast Deal TBV payback under five years Total TBV moving north from overall operations Deal ROE targets 15%+

Navigating the Business Landscape 19 Many moving pieces in the business landscape and increasing uncertainties: Interest rates and margins Economic outlook Regulatory expectations Political environment Maintaining focus on revenue and earnings momentum Speed of reaction Flexibility Multiple earnings drivers

20 Why Invest In Us Focused on shareholder return Solid strategies for growth and performance Proven track record for results Experienced executive team Strong financial condition Higher market capitalization approaching $600 million - increasing stock profile 100% buy ratings from the equity analysts who cover us

FORWARD LOOKING STATEMENTS. This document contains certain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements include statements about anticipated financial results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may.“ There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC's website at www.sec.gov. Berkshire does not undertake any obligation to update forward-looking statements made in this document. NON-GAAP FINANCIAL MEASURES. This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding merger and other non-recurring costs. These measures are commonly used by investors in evaluating business combinations and financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring merger and systems conversion related expenses. Reconciliations are in earnings releases at www.berkshirebank.com. 21

Note: Core results exclude merger, divestiture, and systems conversion charges after tax totaling $0.4 million in 2010, $10.4 million in 2011, and $7.2 million in 9 mo. 2012. GAAP EPS for those periods was $1.00, $0.98, and $1.10 respectively. Core ROTE includes amortization of intangible assets in core return. Financial Performance and Goals 2010 2011 2012 9mo Financial Goals Core revenue growth 9% 31% 37% 10%+ Net interest margin 3.27% 3.57% 3.62% 3.50%+ Fee income/total revenue 28% 24% 26% 35%+ Efficiency ratio 71% 63% 58% 55% Core ROA 0.52% 0.80% 0.96% 1.00%+ Core ROE 3.7% 5.8% 7.2% 10.0%+ Core ROTE 8.3% 12.0% 13.9% 15.0%+ Core EPS $1.02 $1.56 $1.43 $2.00+ Exhibit A 22

If you have any questions, please contact: David Gonci P.O. Box 1308 Pittsfield, MA 01202 Investor Relations Officer (413) 281-1973 dgonci@berkshirebank.com Committed to the RIGHT core values: Respect Integrity Guts Having Fun Teamwork